Exhibit 99

Investors and Media: Chris Oltmann (818) 532-3708

Velocity Financial, Inc. Reports

Fourth Quarter and Full-Year 2023 Results

Fourth Quarter Highlights:

•	Net income of $17.4 million, up 105.1% from $8.5 million for 4Q22. Diluted EPS of $0.50, up $0.25 from $0.25 per share for 4Q22

•	Core net income(1) of $16.2 million, up 77.2% from $9.1 million for 4Q22. Core diluted EPS(1) of $0.46, up $0.19 from $0.27 per share for 4Q22

•	Loan production of $352.1 million in UPB, a 21.2% increase from 3Q23 and 26.8% from 4Q22

•	Year-to-date 2024 loan production through February 2024 totaled $254.4 million with an 11.1% weighted average coupon (WAC)

•	Nonperforming loans as a percentage of Held for Investment (HFI) loans was 9.7%, a decrease from 10.1% as of September 30, 2023, and an increase from 8.3% as of December 31, 2022

•	Resolutions of nonperforming loans (NPL) and real estate owned (REO) totaled $70.9 million in UPB

•	Realizing gains of $1.5 million or 102.2% of UPB resolved

•	Portfolio net interest margin (NIM) of 3.52%, up 18 bps Q/Q and an increase of 68 bps from 2.84% for 4Q22

•	Completed the VCC 2023-4 securitization totaling $202.9 million of securities issued

•	Liquidity(2) of $63.2 million as of December 31, 2023

•	Recourse debt to equity ratio of 1.2 times

•	Book value per common share of $13.49 as of December 31, 2023, an increase from $13.00 as of September 30, 2023

Full-Year 2023 Highlights:

•	Total loan portfolio of $4.1 billion in UPB, an increase of 16.0% from December 31, 2022

•	Loan production volume of $1.1 billion in unpaid principal balance (UPB), a decrease from $1.8 billion for FY 2022

•	Net income of $52.3 million, compared to $32.2 million for FY 2022. Diluted earnings per share (EPS) of $1.52 in 2023, compared to $0.94 per share for FY 2022

(1)	Core income and Core EPS are non-GAAP measures that exclude nonrecurring and unusual activities from GAAP net income.
(2)	Liquidity includes unrestricted cash reserves of $40.7 million and available liquidity in unfinanced loans of $22.5 million.

Fourth Quarter and Full-Year 2023 Results

•	Core Net Income(1) totaled $53.4 million in 2023, compared to $42.2 million for FY 2022. Core diluted EPS(1) of $1.54, compared to $1.24 per share for FY 2022

•	Net charge-off and gain/(loss) on REO activity for FY 2023 was a gain of $2.0 million, compared to a gain of $5.5 million for FY 2022

•	Portfolio NIM of 3.34%, compared to 3.64% for FY 2022

•	Pretax return on equity of 17.5%, an increase from 12.2% for FY 2022

Westlake Village, CA – March 7, 2024 – Velocity Financial, Inc. (NYSE: VEL) (Velocity or the Company), a leader in business purpose loans, reported net income of $52.3 million and core net income of $53.4 million for full-year 2023, compared to net income of $32.2 million and core net income of $42.2 million for the full-year 2022. Earnings and core earnings per diluted share were $1.52 and $1.54, respectively, for the full-year 2023, compared to $0.94 and $1.24 for the full-year 2022.

“I am pleased to announce that Velocity delivered record earnings for the fourth quarter and full year 2023, driven by strategic portfolio growth and proactive asset management.” said Chris Farrar, President and CEO. “While higher interest rates and rising inflation presented significant challenges for the mortgage market last year, our dedicated and experienced team turned these challenges into opportunities and delivered strong financial and operational results. We successfully increased loan production each quarter in 2023, while also increasing mortgage coupons by 86 basis point from the average rate for 4Q22. As a result, our net interest margins increased 68 basis points from 4Q22, and our asset management team continued to enhance shareholder value with positive recovery rates. Recently, we announced a $75 million capital raise we are deploying into accretive investments to fuel additional growth and attain our “5X25” goal of a $5 billion loan portfolio by 2025.”

Fourth Quarter Operating Results

KEY PERFORMANCE INDICATORS
($ in thousands)	4Q 2023	4Q 2022	$ Variance	% Variance
Pretax income	$22,307	$11,692	$10,615	91%
Net income	$17,355	$8,462	$8,892	105%
Diluted earnings per share	$0.50	$0.25	$0.25	100%
Core net income(a)	$16,161	$9,118	$7,043	77%
Core diluted earnings per share(a)	$0.46	$0.27	$0.19	73%
Pretax return on equity	20.66%	12.37%	n.a.	67%
Core pretax return on equity(a)	20.84%	13.61%	n.a.	53%
Net interest margin - portfolio	3.52%	2.84%	n.a.	24%
Net interest margin - total company	3.10%	2.36%	n.a.	31%
Average common equity	$431,891	$378,007	$53,884	14%

(a)	Core income, core diluted earnings per share and core pretax return on equity are non-GAAP measures. Please see the reconciliation to GAAP net income at the end of this release.

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Fourth Quarter and Full-Year 2023 Results

Discussion of results:

•	Net income in 4Q23 was $17.4 million, compared to $8.5 million for 4Q22

•	Driven by FV gains on new production and a 48.9% increase in net interest income

•	Core net income(1) was $16.2 million, compared to $9.1 million for 4Q22

•	4Q23 Core adjustments include a California apportionment tax liability reduction, incentive compensation expenses and costs related to the Company’s employee stock purchase plan (ESPP)

•

Portfolio NIM in 4Q23 was 3.52%, compared to 2.84% for 4Q22, a 24.0% Y/Y increase driven by an increased average portfolio yield from higher loan coupons on recent loan production and growth in NPL resolution gains, partially offset by higher funding costs

•	The GAAP pretax return on equity was 20.7% for 4Q23, compared to 12.37% for 4Q22

TOTAL LOAN PORTFOLIO
($ of UPB in millions)	4Q 2023	4Q 2022	$ Variance	% Variance
Held for Investment
Investor 1-4 Rental	$2,225	$1,852	$373	20%
Mixed Use	475	443	32	7%
Multi-Family	316	301	15	5%
Retail	344	305	39	13%
Warehouse	265	223	42	19%
All Other	431	388	43	11%

Total	$4,056	$3,512	$543	15%

Held for Sale
Investor 1-4 Rental	$17	$—	$17	n.m.
Multi-Family	—	—	—	n.m.
Warehouse	—	—	—	n.m.
All Other	—	—	—	n.m.

Total Managed Loan Portfolio UPB	$4,073	$3,512	$560	16%

Key loan portfolio metrics:
Total loan count	10,477	8,893
Weighted average loan to value	67.8%	68.2%
Weighted average coupon	8.88%	7.95%
Weighted average total portfolio yield	8.70%	7.51%
Weighted average portfolio debt cost	5.75%	5.23%

n.m. - non meaningful

Discussion of results:

•	Velocity’s total loan portfolio was $4.1 billion in UPB as of December 31, 2023, an increase of 16.0% from $3.5 billion in UPB as of December 31, 2022

•	Primarily driven by 20.2% Y/Y growth in loans collateralized by Investor 1-4 Rental properties and a combined 15.2% Y/Y growth in loans collateralized by Retail and Warehouse properties

•	Loan prepayments totaled $118.0 million, an increase of 13.0% Q/Q and 35.7% Y/Y

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Fourth Quarter and Full-Year 2023 Results

•	The UPB of Fair Value (FVO) loans was $1.27 billion, or 31.1% of total HFI loans, as of December 31, 2023, an increase from $268.6 million in UPB and 7.6%, as of December 31, 2022

•	The company elected fair value accounting treatment for new loan originations effective October 1, 2022

•	The weighted average portfolio loan-to-value ratio was 67.8% as of December 31, 2023, down from 68.2% as of December 31, 2022, and consistent with the five-quarter trailing average of 68.8%

•	The weighted average total portfolio yield was 8.70% for 4Q23, an increase of 119 bps from 4Q22, driven by a 93 bps increase in average loan coupons from 4Q22

•	Portfolio-related debt cost for 4Q23 was 5.75%, an increase of 52 bps from 4Q22, driven by higher interest rates on 2023 securitizations and warehouse financing

LOAN PRODUCTION VOLUMES
($ in millions)	4Q 2023	4Q 2022	$ Variance	% Variance
Investor 1-4 Rental	$183	$169	$14	9%
Traditional Commercial	130	83	47	57%
Short-term loans	39	26	13	49%

Total loan production	$352	$278	$74	27%

Acquisitions	$—	$—

n.m. - non meaningful

Discussion of results:

•	Loan production for 4Q23 totaled $352.1 million in UPB, a 26.8% increase from $277.8 million in UPB for 4Q22

•	Driven by continued strong demand for business-purpose loans. On a Q/Q basis, production volume rose 21.2% from 3Q23.

•	The weighted average coupon (WAC) on 4Q23 HFI loan production was 11.2%, an increase of 86 bps from the WAC for 4Q22

HFI PORTFOLIO CREDIT PERFORMANCE INDICATORS
($ in thousands)	4Q 2023	4Q 2022	$ Variance	% Variance
Nonperforming loans(a)	$394,562	$292,789	$101,773	35%
Average Nonperforming Loans	$332,971	$279,224	$53,748	19%
Nonperforming loans % total HFI Loans	9.7%	8.3%	n.a.	17%
Total Charge Offs	$744	$—	$744	n.a.
Charge-offs as a % of Avg. Nonperforming Loans(b)	0.89%	0.00%	n.a.	n.a.
Loan Loss Reserve	$4,769	$4,893	$(124)	(3)%

(a)	Nonperforming/Nonaccrual loans include loans 90+ days past due, loans in foreclosure, bankruptcy and on nonaccrual.
(b)	Reflects the annualized quarter-to-date charge-offs to average nonperforming loans for the period.

n.a.- not applicable

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Fourth Quarter and Full-Year 2023 Results

Discussion of results:

•	Nonperforming loans (NPL) totaled $394.6 million in UPB as of December 31, 2023, or 9.7% of loans HFI, compared to $279.2 million and 8.3% as of December 31, 2022

•	NPLs as a percentage of HFI loans decreased 32 bps from 10.1% as of September 30, 2023, driven by portfolio growth and a significant slowdown in the pace of loans transitioning to foreclosure

•	On a year-over-year basis, NPL growth was driven by the older, legacy amortized cost portfolio, and the Company’s collection philosophy that places loans in foreclosure quickly for early delinquencies

•	Charge-offs for 4Q23 totaled $744.0 thousand, compared to no charge-offs for 4Q22

•	The trailing five-quarter charge-off average was $408.0 thousand

•	The loan loss reserve totaled $4.8 million as of December 31, 2023, a 2.5% decrease from $4.9 million as of December 31, 2022

•	Resulting from the continued run-off of the amortized cost HFI loan portfolio

•	Loans carried at fair value are not subject to a CECL reserve

NET REVENUES
($ in thousands)	4Q 2023	4Q 2022	$ Variance	% Variance
Interest income	$86,269	$65,632	$20,638	31%
Interest expense - portfolio related	(51,405)	(40,854)	(10,551)	26%

Net Interest Income - portfolio related	34,864	24,777	10,087	41%
Interest expense - corporate debt	(4,140)	(4,139)	(1)	0%
Loan loss provision	(828)	437	(1,264)	(290)%

Net interest income after provision for loan losses	$29,897	$21,076	$8,821	42%

Gain on disposition of loans	1,482	391	1,091	279%
Unrealized (loss) gain on fair value loans	39,367	7,795	31,572	405%
Unrealized gain (loss) on fair value of securitized debt	(24,085)	—	(24,085)	n.m.
Unrealized gain/(loss) on mortgage servicing rights	(1,208)	(630)	(578)	92%
Origination income	3,981	3,521	461	13%
Bank interest income	1,716	—	1,716	n.m.
Other operating income (expense)	418	(288)	706	(245)%

Total Other operating income (expense)	$21,670	$10,789	$10,881	101%

Net Revenue	$51,567	$32,302	$19,265	60%

n.m. - non meaningful

Discussion of results:

•	Net Revenue in 4Q23 was $51.6 million, an increase of 59.6% compared to $32.3 million for 4Q22

•	Total net interest income, including corporate debt interest expense and loan loss provision, was $29.9 million for 4Q23, a 41.9% increase from $21.1 million for 4Q22

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Fourth Quarter and Full-Year 2023 Results

•	Portfolio net Interest income was $34.9 million for 4Q23, an increase of 40.7% from 4Q22 resulting from the increased size of our portfolio and a 68 bps increase in NIM

•	Total other operating income was $21.7 million for 4Q23 as compared to $10.8 million for 4Q22 driven largely by the FVO gains from 4Q23 loan production

•	Gain on disposition of loans totaled $1.5 million for 4Q23, primarily resulting from loans transferred to REO

•	Net FVO marks on loans and securitized debt were $15.3 million as a result of new 4Q23 loan production and the decrease in Treasury rates during 4Q23

•	Origination income totaled $4.0 million, resulting from fee income realized on loans originated in 4Q23

OPERATING EXPENSES
($ in thousands)	4Q 2023	4Q 2022	$ Variance	% Variance
Compensation and employee benefits	$15,143	$11,793	$3,350	28%
Origination (income)/expense	173	1,328	(1,156)	(87)%
Securitization expenses	2,709	—	2,709	n.m.
Rent and occupancy	551	435	116	27%
Loan servicing	4,636	3,244	1,392	43%
Professional fees	1,733	1,091	642	59%
Real estate owned, net	2,068	552	1,516	275%
Other expenses	2,248	2,360	(112)	(5)%

Total operating expenses	$29,260	$20,804	$8,456	41%

n.m. - non meaningful

Discussion of results:

•

Operating expenses totaled $29.3 million for 4Q23, an increase of 40.7% from 4Q22, driven by higher compensation expenses from headcount growth and securitization expenses driven by impacts attributable to our fair value accounting election

•	Compensation expense totaled $15.1 million, compared to $11.8 million for 4Q22

•	Compensation growth was driven by hires of sales account executives and operational staff, in addition to commissions paid on higher loan production

•

Securitization expenses totaled $2.7 million, resulting from the issuance of the VCC 2023-4 securitization during the quarter. Securitization issuance costs are now expensed under fair value accounting and were deferred in 4Q22.

•	Loan servicing expense totaled $4.6 million, a 42.9% increase from $3.2 million for 4Q22, driven by the increase in our portfolio balance and nonperforming loans

•	REO expense totaled $2.1 million, an increase from $0.6 million for 4Q22, driven by increased valuation-related expenses

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Fourth Quarter and Full-Year 2023 Results

SECURITIZATIONS
($ in thousands)	Securities	Balance at		Balance at
Trusts	Issued	12/31/2023	W.A. Rate	12/31/2022	W.A. Rate
2016-1 Trust	319,809	$—	0.00%	$22,369	8.59%
2017-2 Trust	245,601	45,869	3.97%	59,183	3.92%
2018-1 Trust	176,816	33,505	4.03%	43,596	4.05%
2018-2 Trust	307,988	76,871	4.48%	93,792	4.46%
2019-1 Trust	235,580	76,391	4.07%	91,167	4.06%
2019-2 Trust	207,020	66,340	3.42%	82,508	3.46%
2019-3 Trust	154,419	58,089	3.29%	67,899	3.25%
2020-1 Trust	248,700	106,976	2.85%	136,643	2.89%
2020-2 Trust	96,352	45,180	4.61%	60,445	4.60%
2021-1 Trust	251,301	171,748	1.76%	196,969	1.73%
2021-2 Trust	194,918	143,797	2.02%	170,072	2.02%
2021-3 Trust	204,205	158,043	2.46%	178,038	2.44%
2021-4 Trust	319,116	244,919	3.22%	273,489	3.20%
2022-1 Trust	273,594	236,358	3.93%	256,667	3.93%
2022-2 Trust	241,388	210,217	5.07%	233,045	5.07%
2022-MC1 Trust	84,967	31,508	6.90%	54,528	6.91%
2022-3 Trust	296,323	257,047	5.70%	280,066	5.67%
2022-4 Trust	308,357	274,419	6.24%	301,856	6.23%
2022-5 Trust	188,754	162,925	7.06%	186,577	7.10%
2023-1 Trust	198,715	177,250	7.02%
2023-1R Trust	64,833	58,237	7.68%
2023-2 Trust	202,210	188,805	7.19%
2023-RTL1 Trust	81,608	81,608	8.24%
2023-3 Trust	234,741	227,228	7.82%
2023-4 Trust	202,890	201,813	8.38%

	$5,340,205	$3,335,143	5.22%	$2,788,909	4.27%

Discussion of results

•	The company completed one securitization during 4Q23 totaling $202.9 million of securities issued

•	The weighted average rate on Velocity’s outstanding securitizations was 5.22% as of December 31, 2023, an increase of 94 bps from December 31, 2022

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Fourth Quarter and Full-Year 2023 Results

RESOLUTION ACTIVITIES

LONG-TERM LOANS

RESOLUTION ACTIVITY	FOURTH QUARTER 2023		FOURTH QUARTER 2022
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$22,342	$826	$8,188	$329
Paid current	36,026	206	9,648	21
REO sold (a)	1,588	140	2,404	67

Total resolutions	$59,956	$1,172	$20,240	$417

Resolutions as a % of nonperforming UPB		102.0%		102.1%

SHORT-TERM AND FORBEARANCE LOANS

RESOLUTION ACTIVITY	FOURTH QUARTER 2023		FOURTH QUARTER 2022
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$2,770	$37	$4,092	$82
Paid current	7,560	13	457	—
REO sold	604	316	529	74

Total resolutions	$10,934	$366	$5,078	$156

Resolutions as a % of nonperforming UPB		103.3%		103.1%

Grand total resolutions	$70,890	$1,538	$25,318	$572

Grand total resolutions as a % of nonperforming UPB		102.2%		102.3%

Discussion of results:

•	NPL resolution totaled $70.9 million in UPB, realizing 102.2% of UPB resolved compared to $25.3 million in UPB and realization of 102.3% of UPB resolved for 4Q22

•	4Q23 NPL resolutions represented 18.3% of nonperforming loan UPB as of September 30, 2023

•	The UPB of loan resolutions in 4Q23 was 41.4% higher than the recent five-quarter resolution average of $50.1 million in UPB

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Fourth Quarter and Full-Year 2023 Results

Full-Year 2023 Operating Results

FULL-YEAR OPERATING RESULTS
($ in thousands)	FY 2023	FY 2022	$ Variance	% Variance
Investor 1-4 Rental	$617	$994	$(377)	(38)%
Traditional Commercial	381	652	(271)	(42)%
Short-term loans	120	116	4	4%

Total Loan production	$1,118	$1,762	$(644)	(37)%

Net Interest Margin - Portfolio	3.34%	3.64%	n.a.	(8)%

Average Nonperforming Loans	$328,105	$266,129	$61,976	23%

Total Net Interest Income(a)	105,836	81,996	$23,840	29.1%
Total Other Income	65,910	24,320	41,590	171.0%
Total Expenses	119,472	74,106	45,365	61.2%

Net Income	$52,273	$32,211	$20,062	62%

Diluted EPS	$1.52	$0.94	$0.57	61%

Core Income(b)	$53,384	$42,153	$11,231	26.6%

Core Diluted EPS(b)	$1.54	$1.24	$0.30	24.5%

Pretax Return on Equity	17.5%	12.2%	n.a.	42.8%

(a)	After provision for loan losses.
(b)	Core income is a non-GAAP measure. Please see the reconciliation to GAAP net income at the end of this release.
n.a.- not applicable

CHARGE-OFFS, GAIN/(LOSS) ON REO	Year Ended
($ in thousands)	FY 2023	FY 2022	$ Variance	% Variance
Average nonperforming loans for the period(a)	$328,105	$266,129	$61,976	23%
Charge-offs	(2,039)	(521)	$(1,518)	291%
Charge-offs / Average nonperforming loans for the period(1)	-0.62%	-0.20%	$(0)	217%
Gain on transfer of REO	7,412	3,408	$4,004	117%
Gain on sale of REO	568	2,939	$(2,371)	(81)%
REO valuations, net	(3,903)	(364)	$(3,539)	972%

Total gain/(loss) on REO	$2,038	$5,462	$(3,424)	(63)%

(a)	Reflects the monthly average of nonperforming loans held for investment during the period.

Discussion of results:

•	Loan production in FY 2023 totaled $1.1 billion in UPB, a 36.5% decrease from $1.8 billion in UPB for 2022

•	Driven by higher interest rates throughout most of FY 2023

•	Net interest margin (NIM) was 3.34% for FY 2023, a 30 bps decrease from 3.64% for FY 2022

•	Driven by higher securitization and warehouse financing costs

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Fourth Quarter and Full-Year 2023 Results

•	Partially offset by a higher weighted average coupon on FY 2023 loan production of 11.1% compared to 8.0% for FY 2022

•	Average NPLs were $328.1 million for FY 2023, an increase of 23.3% from the FY 2022 average of $266.1 million

•	Average NPLs as a percentage of average loans HFI were 8.7% for FY 2023, compared to 8.6% for FY 2022

•	Net charge-off and gain/(loss) on REO activity for FY 2023 was a gain of $2.0 million, compared to a gain of $5.5 million for FY 2022

•	Net income totaled $52.3 million for FY 2023, a 62.3% increase from $32.2 million for FY 2022

•

Net interest income (after corporate interest expense and provision for loan losses) totaled $105.8 million, a 29.1% increase from $82.0 million in FY 2022, driven by HFI portfolio growth and higher coupons on FY 2023 loan production

•

Other income totaled $65.9 million, a 171.0% increase from $24.3 million in FY 2022, driven by the net impact of the Company’s fair value accounting election for loan production originated after October 1, 2022, and unrealized fair value losses on securitized debt

•

Expenses totaled $119.5 million, a 61.2% increase from $74.1 million in FY 2022, driven by an increase in compensation expense related to the Company’s fair value accounting election and securitization costs resulting from the issuance of six VCC securitizations in 2023. Under fair value accounting, securitization costs are expensed as incurred, whereas previously, they were deferred and amortized over the life of the securitization.

•	Core net income(1) totaled $53.4 million, a 26.6% increase from $42.2 million for FY 2022

•	Core income adjustments totaled $1.1 million, compared to $9.9 million for FY 2022

•	Core diluted EPS was $1.54 per share, a 24.5% increase from $1.24 per share for FY 2022

•	Pretax return on equity was 17.5%, a 42.8% increase from 12.2% for FY 2022

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Fourth Quarter and Full-Year 2023 Results

Velocity’s executive management team will host a conference call and webcast to review 4Q23 and Full-Year 2023 financial results on March 7th, 2024, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time.

Webcast Information

The conference call will be webcast live in listen-only mode and can be accessed through the Events and Presentations section of the Velocity Financial Investor Relations website https://www.velfinance.com/events-and-presentations. To listen to the webcast, please visit Velocity’s website at least 15 minutes before the call to register, download, and install any needed software. An audio replay of the call will also be available on Velocity’s website following the completion of the conference call.

Conference Call Information

To participate by phone, please dial-in 15 minutes before the start time to allow for wait times to access the conference call. The live conference call will be accessible by dialing 1-833-316-0544 in the U.S. and Canada and 1-412-317-5725 for international callers. Callers should ask to join the Velocity Financial, Inc. conference call.

A replay of the call will be available through midnight on March 14, 2024, and can be accessed by dialing 1-877-344-7529 in the U.S. and 855-669-9658 in Canada or 1-412-317-0088 internationally. The passcode for the replay is #7107943. The replay will also be available on the Investor Relations section of the Company’s website under “Events and Presentations.”

About Velocity Financial, Inc.

Based in Westlake Village, California, Velocity is a vertically integrated real estate finance company that primarily originates and manages business purpose loans secured by 1-4-unit residential rental and small commercial properties. Velocity originates loans nationwide across an extensive network of independent mortgage brokers built and refined over 19 years.

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with United States generally accepted accounting principles (GAAP), the Company uses non-GAAP core net income and core diluted EPS, which are non-GAAP financial measures.

Non-GAAP core net income and non-GAAP core diluted EPS are non-GAAP financial measures that represent our net income (loss) and net income (loss) per diluted share, adjusted to eliminate the effect of certain costs incurred from activities that are not normal recurring operating expenses, such as COVID-stressed charges and recoveries of loan loss provision, nonrecurring debt amortization, the impact of operational measures taken to address the COVID-19 pandemic and workforce reduction costs, and costs associated with acquisitions. To calculate non-GAAP core diluted EPS, we use the weighted-average number of shares of common stock outstanding that is used to calculate net income per diluted share under GAAP.

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Fourth Quarter and Full-Year 2023 Results

We have included non-GAAP core net income and non-GAAP core diluted EPS because they are key measures used by our management to evaluate our operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, we believe that non-GAAP core net income and non-GAAP core diluted EPS provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain items that we expect to be nonrecurring.

These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies.

For more information on Core Income, please refer to the section of this press release below titled “Adjusted Financial Metric Reconciliation to GAAP Net Income” at the end of this press release.

Forward-Looking Statements

Some of the statements contained in this press release may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to anticipated results, expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “goal,” ”position,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to, (1) the continued course and severity of the COVID-19 pandemic and its direct and indirect impacts, (2) general economic

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Fourth Quarter and Full-Year 2023 Results

and real estate market conditions, including the risk of recession (3) regulatory and/or legislative changes, (4) our customers’ continued interest in loans and doing business with us, (5) market conditions and investor interest in our future securitizations, (6) the continued conflict in Ukraine and (7) changes in federal government fiscal and monetary policies.

Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in the section titled ‘‘Risk Factors” in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

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Fourth Quarter and Full-Year 2023 Results

Velocity Financial, Inc.

Consolidated Statements of Financial Condition

	Quarter Ended
	12/31/2023		9/30/2023		6/30/2023		3/31/2023		12/31/2022
	Audited		Unaudited		Unaudited		Unaudited		Audited
(In thousands)
Assets
Cash and cash equivalents	$40,566		$29,393		$33,987		$39,397		$45,248
Restricted cash	21,361		17,703		16,786		16,636		16,808
Loans held for sale, at fair value	17,590		19,536		—		18,081		—
Loans held for investment, at fair value	1,306,072		951,990		705,330		450,732		276,095
Loans held for investment	2,828,123		2,945,840		3,057,940		3,169,280		3,272,390

Total loans, net	4,151,785		3,917,366		3,763,270		3,638,093		3,548,485
Accrued interest receivables	27,028		24,756		22,602		20,931		20,463
Receivables due from servicers	85,077		70,139		63,896		64,133		65,644
Other receivables	8,763		236		1,306		2,188		1,075
Real estate owned, net	44,268		29,299		20,388		21,778		13,325
Property and equipment, net	2,785		2,861		3,023		3,209		3,356
Deferred tax asset	2,339		705		1,878		2,543		5,033
Mortgage Servicing Rights, at fair value	8,578		9,786		9,445		9,143		9,238
Derivative assets	—		1,261		—		—		—
Goodwill	6,775		6,775		6,775		6,775		6,775
Other assets	5,248		7,028		7,789		12,268		13,525

Total Assets	$4,404,573		$4,117,308		$3,951,145		$3,837,094		$3,748,975

Liabilities and members’ equity
Accounts payable and accrued expenses	$121,969		$97,869		$95,344		$84,976		$91,525
Secured financing, net	211,083		210,774		210,464		210,155		209,846
Securitized debt, net	2,418,811		2,504,334		2,622,547		2,657,469		2,736,290
Securitized debt, at fair value	877,417		669,139		381,799		194,941		—
Warehouse & repurchase facilities	334,755		215,176		235,749		298,313		330,814
Derivative liability	3,665		—		—		—		—

Total Liabilities	3,967,700		3,697,292		3,545,903		3,445,854		3,368,475
Stockholders’ Equity
Stockholders’ equity	433,444		416,398		401,707		387,624		376,811
Noncontrolling interest in subsidiary	3,429		3,618		3,535		3,616		3,689

Total equity	436,873		420,016		405,242		391,240		380,500

Total Liabilities and members’ equity	$4,404,573		$4,117,308		$3,951,145		$3,837,094		$3,748,975

Book value per share	$13.49		$13.00		$12.57		$12.18		$11.89

Shares outstanding	32,395	(1)	32,314	(2)	32,239	(3)	32,112	(4)	31,996	(5)

(1)	Based on 32,395,423 common shares outstanding as of December 31, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 470,413.
(2)	Based on 32,313,744 common shares outstanding as of September 30, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 589,634.
(3)	Based on 32,238,715 common shares outstanding as of June 30, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 502,913.
(4)	Based on 32,111,906 common shares outstanding as of March 31, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 490,526.
(5)	Based on 31,955,730 common shares outstanding as of December 31, 2022, and excludes unvested shares of common stock authorized for incentive compensation totaling 494,139.

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Fourth Quarter and Full-Year 2023 Results

Velocity Financial, Inc.

Consolidated Statements of Income (Quarters)

	Quarter Ended
($ in thousands)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Revenues
Interest income	$86,269	$79,088	$74,897	$70,521	$65,632
Interest expense - portfolio related	51,405	47,583	45,451	42,029	40,854

Net interest income - portfolio related	34,864	31,505	29,446	28,492	24,778
Interest expense - corporate debt	4,140	4,138	4,139	4,139	4,139

Net interest income	30,724	27,367	25,307	24,353	20,639
Provision for loan losses	828	154	298	636	(437)

Net interest income after provision for loan losses	29,897	27,213	25,009	23,717	21,076
Other operating income
Gain on disposition of loans	1,482	3,606	1,237	1,913	391
Unrealized gain (loss) on fair value loans	39,367	(1,284)	2,413	7,354	7,795
Unrealized gain (loss) on fair value securitized debt	(24,085)	9,692	5,560	(170)	—
Origination income	3,981	3,323	2,735	2,411	3,521
Bank interest income	1,716	1,342	1,188	948	—
Other income (expense)	418	340	601	482	(288)

Total other operating income	21,670	17,360	14,036	12,842	11,419

Net revenue	51,567	44,573	39,046	36,560	32,495

Operating expenses
Compensation and employee benefits	15,143	12,523	10,670	10,008	11,793
Origination expenses	173	273	123	(50)	1,328
Securitizations expenses	2,709	4,930	2,699	2,584	—
Rent and occupancy	551	472	458	446	435
Loan servicing	4,636	4,901	4,267	3,828	3,244
Professional fees	1,733	854	1,056	955	1,091
Real estate owned, net	2,068	1,239	1,018	1,829	552
Other operating expenses	2,248	2,142	1,931	2,202	2,360

Total operating expenses	29,260	27,334	22,222	21,802	20,804

Income before income taxes	22,307	17,239	16,824	14,757	11,692
Income tax expense	5,141	5,070	4,602	4,021	3,465

Net income	17,166	12,169	12,222	10,736	8,227

Net income attributable to noncontrolling interest	(189)	83	39	87	(235)

Net income attributable to Velocity Financial, Inc.	17,355	12,086	12,183	10,649	8,462

Less undistributed earnings attributable to participating securities	225	183	185	160	127

Net earnings attributable to common shareholders	$17,130	$11,903	$11,998	$10,489	$8,335

Basic earnings (loss) per share	$0.53	$0.37	$0.37	$0.33	$0.26

Diluted earnings (loss) per common share	$0.50	$0.35	$0.36	$0.31	$0.25

Basic weighted average common shares outstanding	32,326	32,275	32,122	32,098	31,923

Diluted weighted average common shares outstanding	34,991	34,731	34,140	34,052	34,063

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Fourth Quarter and Full-Year 2023 Results

Velocity Financial, Inc.

Consolidated Statements of Income (Years)

	Year Ended
($ in thousands)	12/31/2023	12/31/2022
	Audited	Audited
Revenues
Interest income	$310,776	$240,343
Interest expense - portfolio related	186,468	127,723

Net interest income - portfolio related	124,308	112,620
Interest expense - corporate debt	16,556	29,472

Net interest income	107,750	83,148
Provision for loan losses	1,915	1,152

Net interest income after provision for loan losses	105,836	81,996
Other operating income
Gain on disposition of loans	8,238	7,107
Unrealized gain (loss) on fair value loans	47,850	8,265
Unrealized gain (loss) on fair value securitized debt	(9,002)	—
Origination income	12,450	5,225
Bank interest income	5,194	—
Other income (expense)	1,840	1,637

Total other operating income	65,910	24,320

Net revenue	171,745	106,316

Operating expenses
Compensation and employee benefits	48,344	30,458
Origination expenses	518	3,985
Securitizations expenses	12,923	—
Rent and occupancy	1,927	1,748
Loan servicing	17,631	12,298
Professional fees	4,599	4,179
Real estate owned, net	6,153	(70)
Other operating expenses	8,524	9,166

Total operating expenses	100,618	61,764

Income before income taxes	71,127	44,553
Income tax expense	18,834	12,033

Net income	52,293	32,519

Net income attributable to noncontrolling interest	19	308

Net income attributable to Velocity Financial, Inc.	52,273	32,211

Less undistributed earnings attributable to participating securities	753	491

Net earnings attributable to common shareholders	$51,520	$31,720

Basic earnings (loss) per share	$1.60	$0.99

Diluted earnings (loss) per common share	$1.52	$0.94

Basic weighted average common shares outstanding	32,206	31,913

Diluted weighted average common shares outstanding	34,484	34,131

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Fourth Quarter and Full-Year 2023 Results

Velocity Financial, Inc.

Net Interest Margin – Portfolio Related and Total Company

(Unaudited)

Quarters:

	Quarter Ended December 31, 2023			Quarter Ended September 30, 2023			Quarter Ended December 31, 2022
($ in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate(1)	Average Balance	Interest Income / Expense	Average Yield / Rate(1)	Average Balance	Interest Income / Expense	Average Yield / Rate(1)
Loan portfolio:
Loans held for sale	$14,918			$3,170			$64,699
Loans held for investment	3,949,642			3,770,460			3,430,296

Total loans	$3,964,560	$86,268	8.70%	$3,773,631	$79,088	8.38%	$3,494,995	$65,632	7.51%

Debt:
Warehouse and repurchase facilities	$255,266	6,040	9.46%	$192,855	4,943	10.25%	$286,094	5,776	8.08%
Securitizations	3,320,467	45,365	5.46%	3,186,756	42,640	5.35%	2,838,315	35,078	4.94%

Total debt - portfolio related	3,575,733	51,405	5.75%	3,379,610	47,583	5.63%	3,124,409	40,854	5.23%
Corporate debt	215,000	4,138	7.70%	215,000	4,138	7.70%	215,000	4,139	7.70%

Total debt	$3,790,733	$55,543	5.86%	$3,594,610	$51,721	5.76%	$3,339,409	$44,993	5.39%

Net interest spread - portfolio related (2)			2.95%			2.75%			2.28%
Net interest margin - portfolio related			3.52%			3.34%			2.84%
Net interest spread - total company (3)			2.84%			2.63%			2.11%
Net interest margin - total company			3.10%			2.90%			2.36%

(1)	Annualized.
(2)	Net interest spread — portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio-related debt.
(3)	Net interest spread — total company is the difference between the rate earned on our loan portfolio and the interest rates paid on our total debt.

Years:

	Year Ended December 31, 2023			Year Ended December 31, 2022			Year Ended December 31, 2021
($ in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Loan portfolio:
Loans held for sale	$8,615			$49,194			$15,794
Loans held for investment	3,716,582			3,043,003			2,110,053

Total loans	$3,725,197	$310,775	8.34%	$3,092,198	$240,343	7.77%	$2,125,847	$181,968	8.56%

Debt:
Warehouse and repurchase facilities	$227,911	21,726	9.53%	$292,490	17,454	5.97%	$183,663	9,706	5.28%
Securitizations	3,113,500	164,742	5.29%	2,458,332	110,269	4.49%	1,630,385	75,680	4.64%

Total debt - portfolio related	3,341,411	186,468	5.58%	2,750,822	127,723	4.64%	1,814,048	85,386	4.71%
Corporate debt	215,000	16,556	7.70%	205,979	29,472	14.31%	154,890	20,609	13.31%

Total debt	$3,556,411	$203,024	5.71%	$2,956,801	$157,195	5.32%	$1,968,938	$105,995	5.38%

Net interest spread - portfolio related(1)			2.76%			3.13%			3.85%
Net interest margin - portfolio related			3.34%			3.64%			4.54%
Net interest spread - total company(2)			2.63%			2.46%			3.18%
Net interest margin - total company			2.89%			2.69%			3.57%

(1)	Net interest spread — portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio-related debt.
(2)	Net interest spread — total company is the difference between the rate earned on our loan portfolio and the interest rates paid on our total debt.

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Fourth Quarter and Full-Year 2023 Results

Velocity Financial, Inc.

Adjusted Financial Metric Reconciliation to GAAP Net Income

(Unaudited)

Quarters:

Core Net Income
	Quarter Ended
($ in thousands)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Net Income	$17,355	$12,086	$12,183	$10,649	$8,462
Tax liability reduction	(1,866)	—	—	—	—
Equity award & ESPP costs	673	832	745	728	656

Core Net Income	$16,161	$12,918	$12,928	$11,376	$9,118

Diluted weighted average common shares outstanding	34,991	34,731	34,140	34,052	34,063
Core diluted earnings per share	$0.46	$0.37	$0.38	$0.33	$0.27

Years:

Core Net Income
	Year Ended
($ in thousands)	12/31/2023	12/31/2022
Net Income	$52,273	$32,211
Corporate debt refinancing costs	—	9,286
Tax liability reduction	(1,866)	—
Equity award & ESPP costs	2,977	656

Core Net Income	$53,384	$42,153

Diluted weighted average common shares outstanding	$34,484	$34,131
Core diluted earnings per share	$1.54	$1.24

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